UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2021

LUMINEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-30109	74-2747608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12212 Technology Blvd.,	Austin,	Texas	78727
(Address of principal executive offices)			(Zip Code)

(512)	219-8020
Registrant’s Telephone Number, Including Area Code
None
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value	LMNX	The Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2021 Executive Cash-Based Performance Incentives

    On February 19, 2021, the Compensation Committee (the “Committee”) of the Board of Directors of Luminex Corporation, a Delaware corporation (the “Company”), approved the 2021 cash-based performance incentive opportunities under the Luminex Corporation 2018 Management Incentive Plan for the Company’s named executive officers and certain other executives (the “Management Incentive Plan”).

For 2021, the performance incentives or incentive opportunities under the Management Incentive Plan are based entirely upon Company financial objectives (the “Company Financial Goals”). Achievement, in each case, is determined by the Committee and subject to such adjustments and exclusions as determined by the Committee. The Company Financial Goals are based on a matrix of revenue and operating profit for the year ending December 31, 2021 and are the same for each participant.

The total target awards for the Company’s named executive officers and certain other executives in 2021 are weighted 100% for the achievement of the Company Financial Goals. The target bonuses for each named executive officer, reflected as a percentage of 2021 earned base salary, are as follows:

Name	Title	Target Bonus
Nachum Shamir	President and Chief Executive Officer	100%
Harriss T. Currie	Senior Vice President, Finance, Chief Financial Officer and Treasurer	55%
Randall Meyers	Senior Vice President, Global Manufacturing and Quality	50%
Richard W. Rew II	Senior Vice president, General Counsel and Corporate Secretary; Chief Compliance Officer	50%
Todd C. Bennett	Senior Vice President, Global Sales and Customer Operations	50%

Following the end of the fiscal year, the Committee will determine whether and the extent to which the applicable targets were met. The Company Financial Goals are subject to an over/underachievement scale with possible payouts of 0% to 200% of the target bonus for the Company Financial Goals based on financial results between specified minimum and maximum performance levels of the performance targets. The minimum threshold represents the level of Company financial performance below which no incentive under the Management Incentive Plan will be paid for 2021 and is established annually by the Committee. The target threshold represents the level where the actual incentive award paid equals the targeted award and the maximum threshold represent the performance level where the actual incentive award paid equals the maximum amount permitted under the Management Incentive Plan. Minimum payouts for minimum threshold performance start at 30% of the target value for the Company Financial Goals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMINEX CORPORATION

Date: February 24, 2021	By:	/s/ Harriss T. Currie
	Name:	Harriss T. Currie
	Title:	Chief Financial Officer, Senior Vice President of Finance
(Principal Financial Officer)